Exhibit 77O - Transactions effected pursuant to Rule 10f-3

HighMark Funds
Rule 10f-3 Report
Quarter Ended September 30, 2012

DATE OF PURCHASE
7/11/2012
FUND(S)
Short Term Bond
SECURITY
Anheuser-Busch 0.8% 2015
AMOUNT (SHARES/PAR)
$1.2 million
PRICE
99.817
COMMISSION OR SPREAD
0.25%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Barclays Capital
AMOUNT OF OFFERING
$1.5 billion
PURCHASED PERCENTAGE
0.08%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA), Inc


DATE OF PURCHASE
8/6/2012
FUND(S)
Short Term Bond
SECURITY
Ecolab 1.00% 2015
AMOUNT (SHARES/PAR)
$0.5 million
PRICE
99.95
COMMISSION OR SPREAD
0.35%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Banc of America
AMOUNT OF OFFERING
$500 million
PURCHASED PERCENTAGE
0.1%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA), Inc


DATE OF PURCHASE
8/6/2012
FUND(S)
Short Term Bond
SECURITY
Enterprise Products 1.25% 2015
AMOUNT (SHARES/PAR)
$0.5 million
PRICE
99.941
COMMISSION OR SPREAD
0.35%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Citigroup
AMOUNT OF OFFERING
$650 million
PURCHASED PERCENTAGE
0.08%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA), Inc


DATE OF PURCHASE
9/10/2012
FUND(S)
Bond Fund
SECURITY
Transocean 2.5% 2017
AMOUNT (SHARES/PAR)
$0.5 million
PRICE
99.714
COMMISSION OR SPREAD
0.60%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
JP Morgan
AMOUNT OF OFFERING
$750 million
PURCHASED PERCENTAGE
0.06%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA), Inc


DATE OF PURCHASE
9/10/2012
FUND(S)
Bond Fund
SECURITY
Clorox 3.05% 2022
AMOUNT (SHARES/PAR)
$2.21 million
PRICE
99.683
COMMISSION OR SPREAD
0.65%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Wells Fargo
AMOUNT OF OFFERING
$600 million
PURCHASED PERCENTAGE
0.4%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA), Inc


DATE OF PURCHASE
9/10/2012
FUND(S)
Balanced
SECURITY
Clorox 3.05% 2022
AMOUNT (SHARES/PAR)
$0.04 million
PRICE
99.683
COMMISSION OR SPREAD
0.65%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Wells Fargo
AMOUNT OF OFFERING
$600 million
PURCHASED PERCENTAGE
0.4%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA), Inc


DATE OF PURCHASE
9/27/2012
FUND(S)
Short Term Bond
SECURITY
Watson Pharm. 1.875% 2017
AMOUNT (SHARES/PAR)
$0.75 million
PRICE
99.541
COMMISSION OR SPREAD
0.65%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
JP Morgan
AMOUNT OF OFFERING
$1.2 billion
PURCHASED PERCENTAGE
0.06%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA), Inc



The above transactions were conducted in accordance with the Funds' Rule 10f-3 Procedures. In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.




[PAGE BREAK]




HighMark Funds
Rule 10f-3 Report
Quarter Ended December 31, 2012

DATE OF PURCHASE
10/18/2012
FUND(S)
Balanced Fund
SECURITY
Oracle 1.2% 10/15/2017
AMOUNT (SHARES/PAR)
$60,000
PRICE
99.827
COMMISSION OR SPREAD
0.30%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
RBS Securities
AMOUNT OF OFFERING
$2.5 billion
PURCHASED PERCENTAGE
0.13%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities


DATE OF PURCHASE
10/18/2012
FUND(S)
Bond Fund
SECURITY
Oracle 1.2% 10/15/2017
AMOUNT (SHARES/PAR)
$3.250,000
PRICE
99.827
COMMISSION OR SPREAD
0.30%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
RBS Securities
AMOUNT OF OFFERING
$2.5 billion
PURCHASED PERCENTAGE
0.13%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities


DATE OF PURCHASE
10/26/2012
FUND(S)
Balanced Fund
SECURITY
CVS Caremark 2.75% 12/1/2022
AMOUNT (SHARES/PAR)
$85,000
PRICE
99.861
COMMISSION OR SPREAD
0.65%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Barclays Capital, Inc
AMOUNT OF OFFERING
$1.25 billion
PURCHASED PERCENTAGE
0.41%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities


DATE OF PURCHASE
10/26/2012
FUND(S)
Bond Fund
SECURITY
CVS Caremark 2.75% 12/1/2022
AMOUNT (SHARES/PAR)
$5,000,000
PRICE
99.861
COMMISSION OR SPREAD
0.65%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Barclays Capital, Inc
AMOUNT OF OFFERING
$1.25 billion
PURCHASED PERCENTAGE
0.41%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities


DATE OF PURCHASE
11/29/2012
FUND(S)
Short Term Bond Fund
SECURITY
McKesson Corp 0.95% 1/4/2015
AMOUNT (SHARES/PAR)
$700,000
PRICE
99.897
COMMISSION OR SPREAD
0.45%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Banc of America
AMOUNT OF OFFERING
$500 million
PURCHASED PERCENTAGE
0.14%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities



The above transactions were conducted in accordance with the Funds' Rule 10f-3 Procedures. In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.